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Independent Accountant’s Report On Applying Agreed-Upon Procedures

Mr. C. Alan Bentley, Executive Vice President and Chief Financial Officer
Diamond Resorts Financial Services, Inc.
10600 West Charleston Boulevard
Las Vegas, NV 89135

Credit Suisse Securities (USA), LLC
11 Madison Avenue
New York, NY 10010

We have performed the procedures described below, which were agreed to by the Management of Diamond Resorts Financial Services, Inc. (the “Company”), and Credit Suisse Securities (USA), LLC (the “Underwriter,” together with the Company, the “Specified Parties”), with respect to the proposed Diamond Resorts Owner Trust 2016-1, Timeshare Loan-Backed Notes, Series 2016-1 (the “Securitization”) of a portfolio of timeshare loans (the “Loans”) each secured by one or more timeshare interests (the “Timeshare Interests”). The Company’s management is responsible for the information included in the documents related to the Securitization.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

Representatives of the Company provided us with a computer generated timeshare loan data file and related record layout (the “Statistical Data File”) containing, as represented to us by the Company, data as of the Statistical Cut-off Date with respect to certain Timeshare Interests. Representatives of the Company also provided us with a sample of 225 loans selected by the Underwriter (in aggregate, the “Sample”) used to perform Due Diligence.

Representatives of the Company provided us with certain loan and property documents (the “Source Documents” as listed below) related to their timeshare loans.

We have not been requested to perform and we have not performed any procedures with respect to the preparation or verification of any of the information set forth on the Statistical Data File (the “Source”) and, accordingly, we provide no assurances and make no representations as to the accuracy, reasonableness or completeness of any of the information contained or set forth or derived from the Source. Further, the procedures set forth below would not necessarily detect any material misstatement of any information set forth on the Source and to the extent any information set forth on the Source is inaccurate, the information in the documents related to the Securitization will also be inaccurate.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

At your request, we compared characteristics of the Sample, as identified below, to the corresponding information set forth on the corresponding Source Documents:

Sample Characteristics	Source Documents
Account Number	Loan File
Obligor Name	Promissory Note; or Purchase and Security Agreement, Contract Addendum; or Credit Report
Obligor Address	Same as Obligor Name, Company’s internal information and servicing system, Interling Loan Servicing (Harland Financial Solutions)
Obligor City	Same as Obligor Address
Obligor State	Same as Obligor Address
Obligor Zip Code	Same as Obligor Address
Obligor Country Code	Same as Obligor Address
Interest Rate	Promissory Note or Note Modification
Contract Date	Same as Obligor Name
First Payment Date	Same as Obligor Name
Original Term	Promissory Note or Note Modification
Purchase Price	Same as Obligor Name
Original Balance	Promissory Note or Note Modification
Current Balance	Interling Loan Servicing (Harland Financial Solutions)
Next Payment Due Date	Interling Loan Servicing (Harland Financial Solutions)
Credit Score	Credit Report
Monthly Payment	Promissory Note or Note Modification
Maturity Month and Year	Promissory Note or Note Modification
Down Payment Percentage	Purchase Proposal
Resort	Same as Obligor Name

Based on the procedures performed, we noted the following:

•
For seven loans, the customers’ address information per the Statistical Data file did not agree to the source documents. The Company informed us that customers have the ability to change their contact information by phone or online after signing their purchase documents. This causes the Statistical Data File contact information to be different than the information on the source documents. No other variances or differences were noted for these contracts between the source documents and the Statistical Data File.

•	Two loans that were purchased by foreign purchasers did not have Credit Scores. The Company informed us that loans made to foreign purchasers do not require a Credit Score.

•	For one loan, the Credit Score per the Data Tape did not agree to the Credit Report. The Credit Score per the Statistical Data File was 0, and the Credit Score per the Credit Report was 720.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Timeshare Loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Timeshare Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originators of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of Diamond Resorts Financial Services, Inc. and Credit Suisse Securities (USA) LLC and is not intended to and should not be used by anyone other than these specified parties.

October 25, 2016